UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                      ---------------------------


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 18, 1995
                                                  ---------------





                              NEWELL CO.
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        (Exact name of registrant as specified in its charter)




     Delaware                 1-9608            36-3514169
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(State or other            (Commission         (IRS Employer
jurisdiction of            File Number)        Identification No.)




          29 East Stephenson Street, Freeport, Illinois 61032
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          (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code  (815) 235-4171
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Item 5.   Other Events.

          Newell Co. issued a news release dated October 18, 1995 announcing its results for the third quarter and nine months ended September 30, 1995. A copy of the news release is attached as Exhibit 99.

Item 7.   Financial Statements,  Pro Forma  Financial Information  and
          Exhibits.

          (c)  Exhibits.

               (99) News Release dated October 18, 1995.








































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                              SIGNATURES


          Pursuant  to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused  this report to be  signed on its behalf by the undersigned hereunto duly authorized.





                                   NEWELL CO.
                                     (Registrant)






                                   /s/ William T. Alldredge
Date:  October 31, 1995       By: --------------------------
                                   William T. Alldredge
                                   Vice President -- Finance




























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
                             EXHIBIT INDEX


Exhibit
  No.                    Description
-------                  -----------


   99               News Release dated October 18, 1995








































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